Exhibit 10.1

协 议

甲方：香港华夏国际实业有限公司

法定代表人：刘长祯

护照号（身份证号）：220502195508150039

乙方：张飞

护照号（身份证号）：320830197612122075

因固定资产一直没有到位，本季度决定退回其固定资产， 而购买资金尚未退回。 经双方协商，乙方同意将6，000，000 美元的还款时间推迟到2015年6月30日。

甲方：香港华夏国际实业有限公司（盖章）

法人代表签字：

乙方：

二0一四年九月三日

Loan Contract

Party A: Hong Kong Huaxia International Industrial Co.,Ltd.

Legal Representative:Liu, Changzhen

ID number: 220502195508150039

Party B: Zhang, Fei

ID number: 320830197612122075

Considering fixed assets haven’t been put in the right place，we decided to return the fixed assets this quarter, but the purchase funds have not been returned yet. So Party B agreed to postpone the repayment of $ 6,000,000 to 30 June 2015 through consultations.

Party A: Hong Kong Huaxia International Industrial Co., Ltd.（Stamp）

Legal representative signature：

Party B: Zhang, Fei

Signature:

09-03-2014